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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

         Date of report (Date of earliest event reported): June 19, 2002

                                NATIONSRENT, INC.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)

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
                Delaware                               001-14299                           31-1570069
----------------------------------------------   ------------------------      ---------------------------------
(State or Other Jurisdiction of Incorporation)   (Commission File Number)      (IRS Employer Identification No.)

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            450 East Las Olas Blvd.
            Fort Lauderdale, Florida                           33301
            ------------------------                           -----
     (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (954) 760-6550
                                                           --------------



                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5. OTHER EVENTS

As reported on previous Form 8-K filings, NationsRent, Inc. and its subsidiaries (collectively, the "Debtors") filed a voluntary petition under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Delaware in Wilmington, Delaware (the "Bankruptcy Court") on December 17, 2001. The Debtors filed their Joint Plan of Reorganization of NationsRent, Inc. and its Debtor Subsidiaries (the "Plan") and the related disclosure statement with the Bankruptcy Court on June 18, 2002. A copy of the Plan and disclosure statement is available to the public at the office of the clerk of the Bankruptcy Court, 824 Marlet Street, 5th Floor, Wilmington, Delaware, 19801. The Plan and disclosure statement may also be available electronically, for a fee, through the Bankruptcy Court's internet web site, www.deb.uscourts.gov.

NationsRent issued a press release announcing the filing of the Plan on June 19, 2002. This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits.


         Exhibit
         Number            Description
         ------            -----------

         99.1              Press Release dated June 19, 2002













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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NATIONSRENT, INC.


                                 By:  /s/ Ezra Shashoua
                                      ------------------------------------
                                      Name:  Ezra Shashoua
                                      Title: Executive Vice President and
                                             Chief Financial Officer


Dated: June 19, 2002
















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                                  EXHIBIT INDEX


         Exhibit
         Number            Exhibit
         ------            -------
         99.1              Press Release, dated June 19, 2002


























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